UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
February 14, 2013
Date of Report (Date of earliest event reported)

DELTA NATURAL GAS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-8788	61-0458329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3617 Lexington Road, Winchester, Kentucky		40391
(Address of principal executive offices)		(Zip Code)

859-744-6171
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01                            Other Events

On February 14, 2013, the Board of Directors of Delta Natural Gas Company, Inc. adopted Corporate Governance Guidelines.  The guidelines will be posted on www.deltagas.com .

Item 9.01                          Financial Statements and Exhibits
(d)            Exhibits
Exhibit 99.1                          Delta Natural Gas Company, Inc. Corporate Governance Guidelines

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA NATURAL GAS COMPANY, INC.

Date: February 14, 2013	By:	/s/John B. Brown
John B. Brown
Chief Financial Officer, Treasurer and Secretary